                       [REPRESENTATION OF GRAPHIC IMAGE]
                                   NAVELLIER
                         VARIABLE INSURANCE SERIES FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                                                ANNUAL REPORT, DECEMBER 31, 2000
                                  NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                                                   One East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------
                                                               February 18, 2000

Dear Shareholder:

    The year 2000 was one of the most volatile and ultimately one of the most painful years in the history of the U.S. stock markets. The year started out with a bang. In the first three months of 2000, we saw the NASDAQ Composite* add over 12% to its 1999 return of over 85%. The U.S. economy was firing on all cylinders and it appeared that tech stocks and the entire market were going to repeat their tremendous performance of 1999. Unfortunately, the euphoria soon ended and investors could not sell fast enough. Historically high interest rates, rapid deceleration in corporate earnings and the collapse of the "Dot Com" world, all helped to bring investors back to reality. As a result of this awakening, the NASDAQ Composite* suffered three down quarters and ended the year with the worst loss in its history, down 38.83%. Additionally, the Russell 3000 Growth* was down 22.42%, while the Russell 3000 Value* actually posted a positive return of 8.04%, indicative of nervous investors seeking safety in value issues.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH PORTFOLIO

       GROWTH PORTFOLIO  RUSSELL 2000  RUSSELL 2000 GROWTH
2/98            $10,000       $10,000               $10,000
3/98            $10,500       $10,412               $10,420
4/98            $10,520       $10,469               $10,484
5/98            $10,140        $9,905                $9,721
6/98            $10,440        $9,926                $9,821
7/98             $9,990        $9,122                $9,001
8/98             $7,930        $7,350                $6,923
9/98             $8,610        $7,926                $7,625
10/98            $8,740        $8,249                $8,023
11/98            $9,730        $8,682                $8,646
12/98           $11,220        $9,219                $9,428
1/99            $12,680        $9,341                $9,852
2/99            $11,720        $8,585                $8,951
3/99            $12,750        $8,719                $9,270
4/99            $13,350        $9,500               $10,089
5/99            $12,850        $9,639               $10,105
6/99            $14,340       $10,074               $10,637
7/99            $14,200        $9,798               $10,308
8/99            $14,470        $9,436                $9,923
9/99            $14,660        $9,438               $10,114
10/99           $17,010        $9,476               $10,374
11/99           $18,430       $10,042               $11,470
12/99           $21,616       $11,178               $13,492
1/00            $21,566       $10,999               $13,366
2/00            $29,717       $12,815               $16,476
3/00            $25,923       $11,970               $14,744
4/00            $25,279       $11,250               $13,256
5/00            $21,817       $10,594               $12,095
6/00            $23,327       $11,518               $13,658
7/00            $21,596       $11,147               $12,487
8/00            $25,662       $11,998               $13,801
9/00            $24,363       $11,645               $13,115
10/00           $22,451       $11,125               $12,050
11/00           $15,950        $9,983                $9,862
12/00           $17,919       $10,840               $10,465

                                                          GROWTH                            RUSSELL 2000
TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000       PORTFOLIO        RUSSELL 2000          GROWTH
-------------------------------------------------       ----------       ------------       ------------
One Year                                                  (17.10)%            (3.02)%           (22.43)%
Annualized Since Inception+                                22.77%              2.88%              1.61%
Value of a $10,000 investment over Life of
  Portfolio+                                             $17,919            $10,840            $10,465
+Inception February 27, 1998

As the year ended, many stocks continued to be dragged down as a significant number of the flagship tech stocks reported disappointing earnings, inflation fears remained in place and the conclusion to the election debacle failed to assuage investor anxiety as well. Performance numbers for thousands of mutual funds came as a rude awakening to those investors accustomed to annual returns of 20% or more. The Navellier Variable Insurance Series Fund was down 17.10% for the year, compared to the

Russell 2000 Growth Index* which also endured a tough year, down 22.43%. Although many investors may be disheartened by last year's performance, we want to reassure all investors that you are in good hands investing in our funds, because the secret to LONG-TERM success is investing in fundamentally superior stocks. At Navellier, we do extensive research on over 11,000 stocks in order to uncover an average of 30 to 35 of the best stocks to purchase for the individual portfolios.

    Most recently, the stock market is still benefiting from falling interest rates. However, in the interim, the stock market's focus will likely shift to corporate earnings. The consensus from the analyst community is that fourth quarter earnings will be up between 6% to 9% annually, compared to the same quarter one year earlier. The average stock in our portfolio could fare much better and continue to post annual earnings gains in excess of 100%. During the past four quarters, the average stock in the portfolio continues to post above average sales growth and earnings growth due to robust profit margin expansion. In fact, much of the earnings growth and earnings surprises that the stocks in the portfolio generate are attributable to profit margin expansion. Additionally, the portfolio is filled with "niche" companies with fat operating margins that dominate their respective businesses and have been less impacted by the broad economic slowdown.

    A skeptical investor might point out that past sales and earnings growth is irrelevant if a company warns Wall Street that its future sales and earnings growth are slowing down with the overall U.S. economy. The earnings warnings from many of the Nifty Fifty stocks** that dominate the S&P 500* have had devastating consequences during the past few months. We have to admit that even though most of the stocks in the portfolio have been immune to these ominous earnings warnings, a few stocks in the portfolio fell victim in December to earnings warnings. However, overall, the analyst community remains very positive on the stocks in the portfolio and continues to revise its consensus earnings estimates higher for many of our stocks. Such positive analyst earnings upgrades are a very good omen.

    The harshest winter in more than a decade is a huge boom for all the energy-related stocks in the portfolio. As the Northeast and Midwest suffer from a near record snow pack, the folks in California continue suffering from soaring utility prices. The major utilities in California are near bankruptcy, due to the fact that they have been purchasing electricity significantly above the rates that the California Public Utility Commission (PUC) approved.

    The sputtering U.S. economy has many people concerned. There is no doubt that the first priority of the new Bush administration will be to get Congress to agree to a tax cut to stimulate the U.S. economy. Since both Democratic and Republican Congressional leaders are openly discussing tax cuts, we suspect that a revised tax reform package for the year 2001 will be passed by March in an attempt to stimulate the U.S. economy and prevent a recession.

    The debate about tax reform will eventually interfere with how much the Federal Reserve Board will cut key interest rates over the next several months. Fortunately, President Bush has appointed one of Federal Reserve Board Chairman Greenspan's friends as Treasury Secretary, so hopefully the proposed tax cuts will be coordinated and possibly endorsed by Alan Greenspan. Overall, between the Federal Reserve Board and the leaders in Congress, we suspect that a recession will be avoided and the U.S. economy will perk up in the next few months.

    In summary, historically the best time to invest in the stock market has been whenever the Federal Reserve Board begins to cut interest rates and the U.S. economy emerges out of a recession. Although we are expecting that many of our favorite stocks in the portfolio will be characterized by positive analyst earnings estimate changes, we are less optimistic on the earnings outlook for the overall stock market. The big problem looming for the stock market is that many of the large capitalization stocks that dominate the S&P 500* continue to be characterized by extremely weak earnings. This is also the time of year that small capitalization stocks often surge for seasonal reasons now that tax-loss selling season is over and trading volume typically rises in the beginning of the year. Good stock selection remains crucial, because we still anticipate that 90% of the money flowing into the stock market will chase less than 10% of the stocks. However, our goal is to select stocks in the portfolio that are fundamentally superior to the overall stock market in order to capture sustained annual earnings growth, despite the broad economic slowdown. Overall, much of the risk associated with our favorite stocks in the portfolio was depleted when the NASDAQ market retested its lows in December.

    Always feel free to contact us if you have any questions or if we can help you in any way. You may call us at 1.800.887.8671 or visit our web site at www.navellierperformancefunds.com, where we invite you to take advantage of our complimentary weekly market commentary service, "Fund Mail".

Sincerely,

[SIGNATURE]                                    [SIGNATURE]
LOUIS G. NAVELLIER                             ALAN ALPERS

THIS MATERIAL HAS BEEN PRECEDED BY A NAVELLIER VARIABLE INSURANCE SERIES FUND PROSPECTUS.

THE PRECEDING CHARTS AND PERFORMANCE NUMBERS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS.

PLEASE BE AWARE THAT PAST PERFORMANCE IS NO INDICATION OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*Indices:

The Russell 2000 Index is an unmanaged index consisting of the smallest 2000 stocks in the Russell 3000 Index. It is considered representative of the small cap market in general.

The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.

Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index contains those Russell 1000 securities with a less-than-average growth orientation.

The Russell 2000 Value Index contains those Russell 2000 securities with a less-than-average growth orientation.

The Russell 1000 Index consists of the 1,000 largest securities in the Russell 3000 Index.

The S&P 500 is an unmanaged index consisting of 500 large cap stocks. It is considered representative of the stock market as a whole.

The Nasdaq Composite Index includes more than 5,500 companies. The market-value-weighted index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market.

THESE INDICES ARE NOT INVESTMENT PRODUCTS AVAILABLE FOR SALE.

**Nifty Fifty refers to the 50 large stocks most favored by institutional holders. Firms in the Nifty Fifty tend to be well-established and usually have strong, sustained earnings growth. The membership is constantly changing.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
GROWTH PORTFOLIO

------------------------------------------------------------------
                                                      MARKET VALUE
               SHARES                                     (NOTE 1)
------------------------------------------------------------------
COMMON STOCKS -- 87.8%
BIOTECHNOLOGY AND DRUGS -- 15.7%
         2,150          Abgenix, Inc.*                 $  126,984
         1,300          Aurora Biosciences Corp.*          40,867
         3,500          IVAX Corp.*                       134,050
         1,200          Protein Design Labs, Inc.*        104,250
         4,250          Techne Corp.*                     153,266
         1,390          Teva Pharmaceutical
                          Industries Ltd.                 101,818
         2,600          Vertex Pharmaceuticals,
                          Inc.*                           185,900
                                                       ----------
                                                          847,135
                                                       ----------
BUSINESS SERVICES -- 0.9%
         1,600          Plexus Corp.*                      48,625
                                                       ----------
COMMUNICATION EQUIPMENT AND
 SERVICES -- 18.0%
         3,600          Emulex Corp.*                     287,775
         2,600          Macrovision Corp.*                192,441
         1,700          Newport Corp.                     133,636
         3,900          Powerwave Technologies,
                          Inc.*                           228,150
         2,980          Scientific-Atlanta, Inc.           97,036
         1,000          Tollgrade Communications,
                          Inc.*                            36,500
                                                       ----------
                                                          975,538
                                                       ----------
COMPUTER EQUIPMENT, SOFTWARE AND
 SERVICES -- 16.3%
         4,760          Adobe Systems Inc.                276,973
         3,000          i2 Technologies, Inc.*            163,125
         2,500          Mercury Interactive Corp.*        225,625
         2,825          NVIDIA Corp.*                      92,563
         2,690          SunGard Data Systems, Inc.*       126,766
                                                       ----------
                                                          885,052
                                                       ----------
ELECTRONIC COMPONENTS AND
 EQUIPMENT -- 6.4%
         1,300          C&D Technologies, Inc.             56,144
         5,250          Power-One Inc.                    206,391
         2,000          Technitrol, Inc.                   82,250
                                                       ----------
                                                          344,785
                                                       ----------

------------------------------------------------------------------
                                                      MARKET VALUE
               SHARES                                     (NOTE 1)
------------------------------------------------------------------

HEALTHCARE -- 4.7%
         1,190          Trigon Healthcare, Inc.*       $   92,597
         1,430          Wellpoint Health Networks,
                          Inc.*                           164,808
                                                       ----------
                                                          257,405
                                                       ----------
MEDICAL SPECIALTIES -- 11.2%
         1,080          Cerner Corp.*                      49,950
         1,000          Laboratory Corp. of America
                          Holdings*                       176,000
         1,140          Professional Detailing,
                          Inc.*                           120,573
         1,200          Quest Diagnostics, Inc.*          170,400
         3,100          Respironics, Inc.*                 88,350
                                                       ----------
                                                          605,273
                                                       ----------
OIL & GAS SERVICES -- 6.2%
         2,300          BJ Services Company*              158,412
         3,025          Nabors Industries, Inc.*          178,929
                                                       ----------
                                                          337,341
                                                       ----------
SEMICONDUCTORS AND RELATED -- 8.4%
         4,960          Applied Micro Circuits
                          Corp.*                          372,233
         2,700          International Rectifier
                          Corp.*                           81,000
                                                       ----------
                                                          453,233
                                                       ----------
TOTAL COMMON STOCK
 (COST $4,766,774)                                      4,754,387
                                                       ----------
MONEY MARKET FUND -- 6.2%
       333,291          Fund for Government
                          Investors
                          (Cost $333,291)                 333,291
                                                       ----------
TOTAL INVESTMENTS -- 94.0%
 (COST $5,100,065)                                      5,087,678
Other Assets less Liabilities -- 6.0%                     323,782
                                                       ----------
NET ASSETS -- 100.0%                                   $5,411,460
                                                       ==========

--------------------------

*    NON-INCOME PRODUCING

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                  GROWTH
                                                                PORTFOLIO
                                                                ----------
ASSETS
  Securities at Value (Note 1) (Cost $5,100,065)............    $5,087,678
  Receivable for Investments Sold...........................       108,958
  Receivable for Fund Shares Sold...........................       324,616
  Interest Receivable.......................................         1,051
  Dividends Receivable......................................            17
  Unamortized Organiztional Costs (Note 1)..................         7,592
                                                                ----------
    Total Assets............................................     5,529,912
                                                                ----------
LIABILITIES
  Payable for Investments Purchased.........................       104,598
  Investment Advisory Fee Payable (Note 2)..................         3,548
  Administrative Fee Payable (Note 2).......................         1,044
  Other Payables and Accrued Expenses.......................         1,670
  Organizational Expensed Payable to Adviser (Note 1).......         7,592
                                                                ----------
    Total Liabilities.......................................       118,452
                                                                ----------
NET ASSETS..................................................    $5,411,460
                                                                ==========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................    $6,697,956
  Accumulated realized loss on investments..................    (1,274,109)
  Unrealized depreciation on investments....................       (12,387)
                                                                ----------
NET ASSETS..................................................    $5,411,460
                                                                ==========
SHARES OUTSTANDING..........................................       307,721
                                                                ==========
NET ASSET VALUE PER SHARE...................................    $    17.59
                                                                ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                  GROWTH
                                                                 PORTFOLIO
                                                                -----------
INVESTMENT INCOME
  Interest (Note 1).........................................    $    28,114
  Dividends (Note 1)........................................          1,462
                                                                -----------
    Total Investment Income.................................         29,576
                                                                -----------
EXPENSES
  Investment Advisory Fee (Note 2)..........................         49,974
  Administrative Fee (Note 2)...............................         14,698
  Transfer Agent and Custodian Fee (Note 3).................         29,787
  Directors' Fees and Expenses (Note 2).....................         12,000
  Shareholder Reports and Notices...........................          5,875
  Organizational Expense (Note 1)...........................          3,504
  Audit Fees................................................          3,000
  Other Expenses............................................          1,687
                                                                -----------
    Total Expenses..........................................        120,525
    Less Expenses Reimbursed by Investment Adviser
     (Note 2)...............................................        (32,336)
                                                                -----------
      Net Expenses..........................................         88,189
                                                                -----------
NET INVESTMENT LOSS.........................................        (58,613)
                                                                -----------
Net Realized Loss on Investments............................     (1,270,384)
Change in Net Unrealized Appreciation/Depreciation
  of Investments............................................       (836,676)
                                                                -----------
NET LOSS ON INVESTMENTS.....................................     (2,107,060)
                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(2,165,673)
                                                                ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                   GROWTH PORTFOLIO
                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                              ---------------------------
                                                 2000             1999
                                              -----------      ----------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss...................      $   (58,613)     $   (7,094)
  Net Realized Gain (Loss) on Investment
    Transactions........................       (1,270,384)        103,746
  Change in Net Unrealized
    Appreciation/Depreciation of
    Investments.........................         (836,676)        779,531
                                              -----------      ----------
    Net Increase (Decrease) in Net
      Assets Resulting from
      Operations........................       (2,165,673)        876,183
                                              -----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gains...............          (61,442)        (17,346)
                                              -----------      ----------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.....        8,764,877       1,772,191
  Reinvestment of Distributions.........           61,442          17,346
  Cost of Shares Redeemed...............       (3,989,433)        (51,232)
                                              -----------      ----------
    Net Increase in Net Assets Resulting
      from Share Transactions...........        4,836,886       1,738,305
                                              -----------      ----------
    TOTAL INCREASE IN NET ASSETS........        2,609,771       2,597,142
NET ASSETS -- Beginning of Year.........        2,801,689         204,547
                                              -----------      ----------
NET ASSETS -- End of Year...............      $ 5,411,460      $2,801,689
                                              ===========      ==========
SHARES
  Sold..................................          364,268         115,039
  Issued in Reinvestment of
    Distributions.......................            3,491             821
  Redeemed..............................         (190,445)         (3,676)
                                              -----------      ----------
    Net Increase in Shares..............          177,314         112,184
                                              ===========      ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                             GROWTH PORTFOLIO
                                                                  --------------------------------------
                                                                     FOR THE YEARS
                                                                         ENDED            FOR THE PERIOD
                                                                      DECEMBER 31,            ENDED
                                                                  --------------------     DECEMBER 31,
                                                                    2000        1999          1998*
                                                                  --------    --------    --------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Period....................      $21.48      $11.22         $10.00
                                                                  ------      ------         ------
  Income from Investment Operations:
    Net Investment Loss.....................................       (0.19)      (0.05)         (0.04)
      Net Realized and Unrealized Gain (Loss) on
        Investments.........................................       (3.48)      10.44           1.26
                                                                  ------      ------         ------
      Total from Investment Operations......................       (3.67)      10.39           1.22
                                                                  ------      ------         ------
  Distributions to Shareholders
    From Net Realized Gains.................................       (0.22)      (0.13)            --
                                                                  ------      ------         ------
  Net Increase (Decrease) in Net Asset Value................       (3.89)      10.26           1.22
                                                                  ------      ------         ------
  Net Asset Value -- End of Period..........................      $17.59      $21.48         $11.22
                                                                  ======      ======         ======

TOTAL INVESTMENT RETURN.....................................      (17.10)%     92.66%         12.20%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2).....................        1.50%       1.50%          1.50%(B)
  Expenses Before Reimbursement (Note 2)....................        2.04%       8.23%         70.17%(B)
  Net Investment Loss After Reimbursement (Note 2)..........       (0.99)%     (0.85)%        (0.67)%(B)
  Net Investment Loss Before Reimbursement (Note 2).........       (1.54)%     (7.60)%       (69.34)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate...................................         130%         85%           129%
  Net Assets at End of Period (in thousands)................      $5,411      $2,802           $205
  Number of Shares Outstanding at End of Period (in
    thousands)..............................................         308         130             18

----------------------------------------------------------------

 (A) Total returns for periods of less than one year are not annualized
 (B) Annualized

 * FROM COMMENCEMENT OF OPERATIONS FEBRUARY 27, 1998

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1. Significant Accounting Policies

    The Navellier Variable Insurance Series Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company authorized to issue multiple series of shares, each representing a portfolio of investments. The Fund currently has authorized one series, the Navellier Growth Portfolio (the "Growth Portfolio"), a diversified open-end management investment company. The Fund was established as a Maryland corporation organized on February 28, 1997. The Fund is authorized to issue 500,000,000 shares of capital stock with no stated par value of the Growth Portfolio. The Fund's shares are offered only to (a) insurance companies to fund benefits under their variable annuity contracts and variable life insurance policies and (b) tax-qualified pension and retirement plans ("Qualified Plans"), including participant-directed Qualified Plans which elect to make the Fund available as investment options for Qualified Plan participants. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith. The Directors will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

      (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

      (e) Organizational expenses of the Growth Portfolio totaling $17,520 are being deferred and amortized over 60 months beginning with public offering of shares in the Fund. Any redemption by an initial investor during the amortization period will be reduced by a pro rata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31, 2000, unamortized organization costs of the Growth Portfolio were $7,592.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by Navellier & Associates, Inc. (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.85% of the daily net assets of the Growth Portfolio. The Adviser receives an annual fee equal to 0.25% of the Funds average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and director of the Fund is also an officer and director of the Adviser.

    Under an agreement between the Fund and the Adviser, the Adviser has agreed to waive its advisory fee and/ or reimburse expenses until the total portfolio operating expenses are at or below 1.50%. This agreement is subject to termination at any time without notice to shareholders after the expiration of the twelve months from the date shares of the Growth Portfolio are first offered to the public. During the period ended December 31, 2000, the Adviser paid operating expenses of the portfolio totaling $55,853 under the operating expense agreements, the Adviser requested and the portfolio reimbursed $23,517 of such expenses.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
-----------------------------------------------------------------

    Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and director of the Fund is also an officer and director of the Distributor.

    The Fund pays each of its Directors not affiliated with the Adviser $6,000 annually. For the year ended December 31, 2000, Directors' fees and expenses totaled $12,000.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Directors.

4. Securities Transactions

    For the year ended December 31, 2000, the cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term securities) were $11,075,578 and $6,750,001, respectively.

5. Income Tax and Other Information

    Unrealized appreciation and depreciation as of December 31, 2000, based on the cost for Federal income tax purposes is as follows:

                                                                      GROWTH
                                                                     PORTFOLIO
                                                                  ---------------
    Gross Unrealized Appreciation...............................    $  809,992
    Gross Unrealized Depreciation...............................      (822,379)
                                                                    ----------
    Net Unrealized Depreciation.................................    $  (12,387)
                                                                    ==========
    Cost of Investments for Federal Income Tax Purposes.........    $5,100,065
                                                                    ==========

    Permanent differences between tax and financial reporting of accumulated net investment income and net realized gain/loss are reclassified. At December 31, 2000, $58,613 from accumulated net investment loss was reclassified to paid-in capital.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
NAVELLIER VARIABLE INSURANCE SERIES FUND
RENO, NEVADA

We have audited the accompanying statement of assets and liabilities of Navellier Growth Portfolio, a series of shares of the Navellier Variable Insurance Series Fund, including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navellier Growth Portfolio as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                          [SIGNATURE]

                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 14, 2001

                               NAVELLIER OFFICES:

                          ONE EAST LIBERTY THIRD FLOOR
                               RENO, NEVADA 89501
                              800-887-8671 P.S.T.

                          CUSTODIAN & TRANSFER AGENT:

                        RUSHMORE TRUST AND SAVINGS, FSB
                              4922 FAIRMONT AVENUE
                               BETHESDA, MD 20814
                              800-622-1386 E.S.T.